SECOND QUARTER 2021 RESULTS

Investor Presentation

FORWARD LOOKING STATEMENTS

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words "anticipate," "estimate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.


BIG LOTS!

BIG LOTS! AT A GLANCE

$6.2 BILLION
Sales in 2020

Ranked 449th
in the Fortune 500

1,422
Stores across 47 states

~22,700 selling sq ft
per store

21.5 MILLION
Rewards members

10% CAGR
over last 3 years

#1 RANKED OMNICHANNEL RETAILER
TotalRetail TOP 100 2020

210% eComm growth
in 2020

BIG LOTS!

OUR MISSION

We help people live **BIG** and save **LOTS**

OUR VISION

Be the **BIG** difference for a better life by...

- ...delivering unmatched value and delight through our surprising products and convenient shopping
- ...building a "best places to work" culture
- ...engaging with partners to innovate & execute
- ...rewarding shareholders with top tier returns
- ...doing good as we do well

OUR VALUES

- We are customer obsessed!
- We play to win!
- We are courageous!
- We treat all with respect!
- We are one team!

SECOND QUARTER 2021 HIGHLIGHTS

14%
2-Year Comp

Down 13.2% to 2020

39.6%
Gross Margin Rate

In line with guidance

10%
Increase in eCommerce Demand

Total demand in excess of $70 million

$1.09
Diluted EPS

Middle of guidance range


BE A BIGIONAIRE
Broyhill
Heart your home.
Broyhill
gather

Q2 2021 SALES COMPOSITION

BIG LOTS!



Strong Two-Year Comp Sales Growth Across Categories
30%
4%
14%
1%
-6%
13%
65%
Furniture
Seasonal
Soft Home
Consumables
Food
Hard Home
Other
Comp Sales
2021 vs 2019



Well Balanced Category Mix
Furniture
Seasonal
Soft Home
Consumables
Food
Hard Home
Other
8%
28%
10%
12%
11%
13%
18%

2021 vs 2019 Comp sales = (1 + TY Comp) * (1 + LY comp) - 1

SUMMARY INCOME STATEMENT – Q2

BIG LOTS!

($ in thousands, except for earnings per share)	Q2 2021	Q2 2020	Q2 2019	Change vs. 2020	Change vs. 2019
Net Sales	$1,457,374	$1,644,197	$ 1,252,414	-11.4%	16.4%
Gross Margin	577,797	683,564	498,320		
Gross Margin Rate	39.6%	41.6%	39.8%	(200) bps	(20) bps
Adjusted Operating Expenses[(1)(2)]	523,947	534,018	465,597		
Adjusted Operating Expense Rate[(2)]	36.0%	32.5%	37.2%	350 bps	(120 bps)
Adjusted Operating Profit[(2)]	$53,850	$149,546	$32,633	-64.0%	65.0%
Adjusted Operating Profit Rate[(2)]	3.7%	9.1%	2.6%	(540) bps	110 bps
Adjusted Diluted Earnings Per Share[(2)]	$1.09	$2.75	$0.53	-60.4%	105.7%
Diluted Weighted Average Shares	34,716	40,040	39,077		

(1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses, adjusted Depreciation expense, and adjusted Gain on Sales of Distribution Centers.
(2) Adjusted 2020 and 2019 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

SUMMARY INCOME STATEMENT – YEAR-TO-DATE

BIG LOTS!

($ in thousands, except for earnings per share)	YTD 2021	YTD 2020	YTD 2019	Change vs. 2020	Change vs. 2019
Net Sales	$3,082,926	$3,083,346	$2,548,210	0.0%	21.0%
Adjusted Gross Margin[(2)]	1,231,744	1,254,320	1,023,327		
Adjusted Gross Margin Rate[(2)]	40.0%	40.7%	40.2%	(70) bps	(20) bps
Adjusted Operating Expenses[(1)(2)]	1,055,342	1,030,339	936,416		
Adjusted Operating Expense Rate[(2)]	34.2%	33.4%	36.7%	80 bps	(250) bps
Adjusted Operating Profit[(2)]	$176,402	$223,981	$86,911	-21.2%	103.0%
Adjusted Operating Profit Rate[(2)]	5.7%	7.3%	3.4%	(160) bps	230 bps
Adjusted Diluted Earnings Per Share[(2)]	$3.75	$4.02	$1.46	-6.7%	156.8%
Diluted Weighted Average Shares	35,319	39,603	39,544		

[(1)] Operating Expenses are comprised of adjusted Selling and Administrative Expenses, adjusted Depreciation expense, and adjusted Gain on Sales of Distribution Centers.
[(2)] Adjusted 2020 and 2019 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

CAPITAL ALLOCATION

$200-$210 MILLION

2021 projected capital expenditures

7.3 MILLION

Shares repurchased since August 2020 at an average cost of $55.18 per share

$0.30 QUARTERLY DIVIDEND*

Approximate 2.1% yield (as of August 25, 2021)

$293 MILLION

Cash on hand, with approximately $1 billion in total liquidity

ONGOING FOCUS ON FREE CASH FLOW DELIVERY AND DISCIPLINED CAPITAL ALLOCATION

* The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors.

OPERATION NORTH STAR

- Customer growth
- Merchandise productivity
- Store count growth
- eCommerce conversion


GROW
FUND
ENABLE

- Pricing and COGS program
- Promos and markdowns
- Shrink and loss reduction
- Structural expense reduction and leverage

- Supply chain investment
- Customer experience (stores & online)
- Talent and capabilities
- Data and technology

OUR GROWTH DRIVERS

CUSTOMER GROWTH

- "Be a BIGioniare" campaign rolling out with 60% of increased transactions from new customers
- Increased focus on personalized marketing and one-to-one digital communications
- Consistent growth in Rewards membership
- Serving "treasure-hunters" across a broad income range

MERCHANDISE PRODUCTIVITY

- Category reinvention & white-space innovation (e.g., apparel)
- Broyhill, Real Living, The Lot, Queue Line, Pantry Optimization rolled out
- Increasing share of Big Buys, newness and conveniences
- Upgrading capabilities (e.g., space planning, pricing and promotional optimization)

STORE COUNT GROWTH

- Significant white space opportunity to grow store count
- 20 net new stores in 2021, 2x-3x in 2022
- Actively managing current fleet through proactive relocations and reduced closures

ECOMMERCE CONVERSION

- Upgrading our user experience with improved search and new payment options
- Providing nationwide same-day and 2-day delivery options
- Continuing to grow through major conversion opportunities
- Extending our on-line assortment

SUPPORTED BY KEY ENABLING INVESTMENTS

BIG LOTS!

ACTIVATING OUR BRAND


BE A
B!GIONAIRE





Initial Rollout of "Be A BIGionaire" Brand Campaign

- Breakthrough ad campaign featuring new celebrity BIGionaires, starting with Retta *(Parks & Recreation)* and adding Eric Stonestreet *(Modern Family)* and Molly Shannon *(Saturday Night Live)* this holiday
- Culturally relevant omnichannel activation creating a community of bargain hunters and treasure seekers
- Driving incremental visits from existing customers...
- ...while seeing 60% transaction lifts from new customers
- Increasing brand awareness, consideration, and purchasers

GROWING STORE COUNT

Accelerating Store Count Growth

- Approximately 20 net new stores in 2021; highest since 2012 and planning 2x-3x in 2022
- Store intervention program successfully reducing closures
- Major white space opportunity in existing and under-penetrated markets
- Potential to add several hundred stores over the next five years


BIG LOTS!
COMING SOON

INVESTING IN OUR CUSTOMER EXPERIENCE


BE A B!GIONAIRE
NEW
DARE

Updating 800 Stores Over Next 18-24 Months

- Project Refresh will deliver a consistent and upgraded brand experience across our chain
- Key upgrades include new signage, painting, upgraded vestibules, floor upgrades, remodeled bathrooms
- Cost per store around $100k, materially lower than prior Store of the Future program

BIG LOTS!

INVESTING IN OUR SUPPLY CHAIN



Building an Agile Supply Chain for Growth

- Rollout of two new Forward DCs will alleviate pressure on Regional DCs and improve store inventory levels
- Affordable low-automation and outsourced model to support bulk product
- Centralized Repack to launch in 2022 – increases flexibility in handling low cubic velocity SKUs
- Opening "pop-up" bypass DCs to assist Regional DCs in handling seasonal receipts
- 65 stores activated for ship-from-store fulfillment by the Holiday Season

Q3 2021 OUTLOOK

COMP SALES

Mid-single-digit decline vs. 2020, but up low-double-digits to 2019

GROSS MARGIN

Down approximately 175 bps to 2020, driven by freight charges

SG&A

Expense dollars slightly up to Q3 2020, driven by incremental investments in labor and FDCs

INVENTORY

Ending inventory up around 10% to Q3 2019, with turn improving

EARNINGS / (LOSS) PER DILUTED SHARE ($0.10)-($0.20)

BIG LOTS!

FULL YEAR FISCAL 2021 OUTLOOK

COMP SALES

Low-single-digit comparable sales decline vs. 2020, but up double-digits on a two-year basis

GROSS MARGIN

Down approximately 100 bps to 2020, driven by freight charges

SG&A

Expense dollars up to 2020, including higher supply chain expenses and growth investments

INVENTORY

Ending inventory up around 10% to 2019, including accelerated Seasonal receipts

EARNINGS PER DILUTED SHARE $5.90-$6.05

APPENDIX

Q2 2020 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude gain on sale of distribution centers and related expenses	As adjusted (non-GAAP)
Selling and administrative expenses	$ 504,000	$ (3,956)	$ 500,044
Gain on sale of distribution centers	(463,053)	463,053	–
Operating profit	608,643	(459,097)	149,546
Operating profit rate	37.0%	(27.9%)	9.1%
Income tax expense	155,480	(117,194)	38,286
Effective income tax rate	25.6%	0.2%	25.8%
Net income	451,972	(341,903)	110,069
Diluted earnings per share	$ 11.29	$ (8.54)	$ 2.75

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of distribution centers, adjusted gain on sale of distribution centers rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") a gain resulting from the sale of our Columbus, Ohio, Durant, Oklahoma, Montgomery, Alabama, and Tremont, Pennsylvania distribution centers and the related expenses of $459,097 ($341,903, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

APPENDIX

Q2 2019 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Impact to exclude transformational restructuring costs	As adjusted (non-GAAP)
Selling and administrative expenses	$ 455,026	$ (19,452)	$ 435,574
Operating profit	13,181	19,452	32,633
Operating profit rate	1.1%	1.6%	2.6%
Income tax expense	1,649	4,993	6,642
Effective income tax rate	21.1%	3.2%	24.3%
Net income	6,178	14,459	20,637
Diluted earnings per share	$ 0.16	$ 0.37	$ 0.53

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP the costs associated with a transformational restructuring initiative of $19,452 ($14,459, net of tax).

APPENDIX

YTD 2020 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude gain on sale of distribution centers and related expenses	As adjusted (non-GAAP)
Selling and administrative expenses	$ 962,631	$ (3,956)	$ 958,675
Gain on sale of distribution centers	(463,053)	463,053	-
Operating profit	683,078	(459,097)	223,981
Operating profit rate	22.2%	(14.9%)	7.3%
Income tax expense	173,953	(117,194)	56,759
Effective income tax rate	25.8%	0.5%	26.3%
Net income	501,295	(341,903)	159,392
Diluted earnings per share	$ 12.66	$ (8.63)	$ 4.02

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of distribution centers, adjusted gain on sale of distribution centers rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP a gain resulting from the sale of our Columbus, Ohio, Durant, Oklahoma, Montgomery, Alabama, and Tremont, Pennsylvania distribution centers and the related expenses of $459,097 ($341,903, net of tax).

YTD 2019 GAAP TO NON-GAAP RECONCILIATION

BIG LOTS!

($ in thousands, except for earnings per share)	As reported	Impact to exclude department exit inventory impairment	Impact to exclude transformational restructuring costs	Adjustment to exclude legal settlement loss contingencies	As adjusted (non-GAAP)
Gross margin	$ 1,017,277	$ 6,050	$ -	$ -	$ 1,023,327
Gross margin rate	39.9%	0.2%	-	-	40.2%
Selling and administrative expenses	915,631	-	(34,785)	(7,250)	873,596
Operating profit	38,826	6,050	34,785	7,250	86,911
Operating profit rate	1.5%	0.2%	1.4%	0.3%	3.4%
Income tax expense	8,931	1,553	8,928	1,696	21,108
Effective income tax rate	29.1%	(0.4%)	(1.2%)	(0.7%)	26.8%
Net income	21,718	4,497	25,857	5,554	57,626
Diluted earnings per share	$ 0.55	$ 0.11	$ 0.65	$ 0.14	$ 1.46

The above adjusted gross margin, adjusted gross margin rate, selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP (1) an inventory impairment amount of $6,050 ($4,497, net of tax) as a result of a merchandise department exit; (2) the costs associated with a transformational restructuring initiative of $34,785 ($25,857, net of tax); and (3) a pretax charge related to estimated legal settlement of employee class actions of $7,250 ($5,554, net of tax).